POWER OF ATTORNEY

I, Cyrus Taraporevala, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 34 to Registration Statement (File No. 33-24400) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Cyrus Taraporevala April 25, 2013
Cyrus Taraporevala

POWER OF ATTORNEY

I, Cyrus Taraporevala, the undersigned President of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain President, (i) Post-Effective Amendment Number 34 to Registration Statement (File No. 33-24400) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Cyrus Taraporevala April 25, 2013
Cyrus Taraporevala